UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07964


ACM MANAGED DOLLAR INCOME FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2006

Date of reporting period:    March 31, 2006



ITEM 1.   REPORTS TO STOCKHOLDERS.


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SEMI-ANNUAL REPORT
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ACM Managed Dollar Income Fund


Semi-Annual Report

March 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


The Fund's Board of Directors approved amended and restated by-laws for the Fund effective April 1, 2006. The by-laws are an exhibit to the Fund's most recently filed report on Form N-SAR, which is on file with the SEC and may be accessed via the SEC's website which is at www.sec.gov. A copy is also available upon written request to the Secretary of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




May 22, 2006


Semi-Annual Report

This report provides management's discussion of fund performance for ACM Managed Dollar Income Fund (the "Fund") for the semi-annual reporting period ended March 31, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "ADF".

Investment Objective and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation over a period of years. The Fund normally invests at least 35% of its assets in U.S. corporate fixed-income securities. The balance of the Fund's investment portfolio will be invested in fixed-income securities issued or guaranteed by foreign governments and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets will be invested in high-yield, high-risk securities rated below investment-grade and considered to be predominantly speculative. For more information regarding the Fund's risks, please see "A Word About Risk" on pages 4-5 and "Note E--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 35.

Investment Results

The table on page 6 shows the Fund's performance compared to its composite benchmark, a 65%/35% blend of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and the Credit Suisse First Boston High Yield (CSFBHY) Index, respectively, for the six- and 12-month periods ended March 31, 2006. The JPM EMBI+ is a standard measure of the performance of a basket of unmanaged emerging market debt securities. The CSFBHY Index is a standard measure of the performance of a basket of unmanaged U.S. high yield debt securities. The Fund's performance is compared to a composite benchmark of both indices because this composite more closely resembles the composition of the Fund's portfolio.

The Fund underperformed its composite benchmark for the six-month period ended March 31, 2006, but outperformed for the 12-month period.

For the six-month period, the Fund's high yield security selection, particularly within the cable, paper/packaging, financial and health care industries, detracted from relative performance. The Fund's security selection within the cable industry detracted from the Fund's performance. Weakness in the cable sector negatively impacted some of the more highly leveraged companies. The paper/packaging industry was also hurt by higher costs and an inability to pass those costs along to consumers with higher pricing which negatively impacted a few high profile names. Additionally, the Fund's underweighted position in lower-quality high yield debt detracted from its performance. The lower-rated tiers within the high yield universe (B and CCC-rated securities) outperformed as lower-rated debt is less sensitive to rising interest rates.

The Fund's emerging market allocation contributed positively to relative performance for both the six- and 12-month periods under review. Overweight positions in Latin America, particularly Brazil and Argentina,


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ACM MANAGED DOLLAR INCOME FUND o 1


boosted the Fund's returns for both time periods. Brazil's stable growth, central bank easing and debt buy backs helped support its bond prices, particularly towards the end of the year when the Fund's exposure was increased. Argentina benefited during the year from the completion of its debt restructuring and very strong economic growth. Both Brazil and Argentina were top performers during the reporting period.

Detracting from performance within the Fund's emerging market allocation was security selection in Argentina. Although the Fund's country selection of Argentina contributed positively to performance, its shorter-maturity bond selection in the country dampened performance as Argentina's longer-duration bonds outperformed.

The Fund's use of leverage had a neutral effect on performance during the reporting period.

Market Review and Investment Strategy

U.S. fixed-income returns were generally weak during the semi-annual reporting period, reflecting higher U.S. interest rates. Yields rose across the maturity spectrum as the U.S. Federal Reserve (the "Fed") continued to increase official rates another 100 basis points in quarter point increments during the period under review. The Treasury yield curve finished the period almost perfectly flat, with most rates within a few basis points of 4.8%. At the end of the period, the Fed funds rate stood at 4.75%, 375 basis points higher than when the Fed started tightening in June of 2004.

The emerging market debt class posted the strongest returns within fixed-income sectors for the semi-annual period, returning 3.85% according to the JPM EMBI+. The emerging markets continued to enjoy strong investor demand, a favorable low global interest rate environment and strong global liquidity throughout the period. Strong capital inflows caused currencies to appreciate which allowed central banks in almost every emerging country to accumulate reserves--one of the most important technical drivers supporting the sector. Improved export demand and strong commodity prices, particularly oil, also helped select emerging market countries. Emerging market spreads tightened to end the period at a near record low of 192 basis points over Treasuries, representing an overall tightening of 52 basis points during the reporting period.

Countries favored within the Fund during the period included Brazil, Venezuela, Argentina, Peru and Panama. Brazil benefited from low inflation, a stronger currency and aggressive interest rate cuts. Brazil's debt-to-gross domestic product (GDP) ratio declined significantly as it began a schedule of $20 billion in debt buy backs. Venezuela benefited from continued strong oil revenues and the potential of debt buy backs. Argentina continued to be helped by both strong growth (9.1% in 2005) and reserve accumulation ($8.4 billion in 2005).

The Fund's exposure to Peru was increased based on strong economic growth and strong demand for its exports. Political uncertainty in Peru un-


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2 o ACM MANAGED DOLLAR INCOME FUND


expectedly increased late in the period, however. Ollanta Humala, the Nationalist candidate for president, rose in the polls against the more business-friendly candidate, Lourdes Flores. Despite the uncertainty, Peru was still favored due to its strong long-term fundamentals and indications that Humala, if elected, would maintain current monetary and fiscal policies. Furthermore, there are institutional limitations in place that limit Humala's ability to change economic policies, even if he wanted to.

The high yield market, as represented by the CSFBHY Index, posted a return of 3.68% for the semi-annual period under review. High yield significantly outperformed both investment-grade corporates and U.S. Treasuries, both of which were hurt by rising interest rates. High yield was helped by a generally benign environment, sound technicals and strong corporate profits. By quality, lower-rated debt outperformed higher-rated BB-debt. Lower-rated debt, such as B-rated and CCC-rated securities, returned 4.16% and 4.14%, respectively, while higher-rated debt, such as BB-rated securities, returned 2.44%. On an industry level, all major industry sectors posted positive returns.

Outperforming industries for the semi-annual period included airlines and packaging, which returned 29.27% and 9.15%, respectively. Airlines were supported by a more positive tone as American Airlines posted better-than-expected fourth quarter numbers. Airlines also gained as fare prices increased while capacity was reduced. Underperforming industries for the period included acute care at -0.11%, the financial sector at 0.38% and the cable/wireless industry at 0.71%. The acute care industry was negatively impacted by a new government proposal that would reduce the amount of Medicare reimbursements for shorter-term hospital stays. The cable/wireless industry suffered due to increased competition, proposed regulatory legislation and a planned merger between AT&T and BellSouth.

Although high yield credit fundamentals remained strong, high yield spreads were at historically tight levels, while risks in the marketplace increased--leaving little margin for error. Consequently, the Fund's risk profile was lowered by reducing the Fund's higher-beta credit exposure. Quantitative and fundamental research suggested that the market was not compensating investors for taking added risk in this environment. While industry spreads remained relatively narrow, security selection was more of a focus in the quest to add value, with an emphasis on avoiding problem credits. Given increased risks and a general lack of compelling opportunities, a well-diversified portfolio was maintained with the Fund's tracking error at the lower-end of its range. By industry, the cable, financial and wireline industries were overweighted. Industries underweighted for the period included paper/packaging, energy and the automotive industry.


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ACM MANAGED DOLLAR INCOME FUND o 3


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Managed Dollar Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. For additional shareholder information regarding this Fund, please see page 47.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and the unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI+ is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The CSFBHY Index is a measure of lower-rated, fixed-income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged and the use of leverage techniques can add to net asset value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains coverage of at least 300%.


(Historical Performance continued on next page)


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4 o ACM MANAGED DOLLAR INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Part of the Fund's assets will be invested in foreign and emerging markets fixed-income securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. This may have a significant effect on the Fund's asset value. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as "junk bonds," involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


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ACM MANAGED DOLLAR INCOME FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED MARCH 31, 2006
                                                            Returns
                                                     ----------------------
                                                      6 Months   12 Months
                                                     ----------------------
ACM Managed Dollar Income Fund (NAV)                    3.31%      12.96%

Composite: 65% JPM EMBI+ / 35% CSFBHY Index             3.79%      12.17%

JPM EMBI+                                               3.85%      15.17%

CSFBHY Index                                            3.68%       6.60%


The Fund's Market Price per share on March 31, 2006 was $7.40. The Fund's Net Asset Value Price per share on March 31, 2006 was $8.21. For additional Financial Highlights, please see page 42.


See Historical Performance and Benchmark disclosures on pages 4-5.


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6 o ACM MANAGED DOLLAR INCOME FUND


PORTFOLIO SUMMARY
March 31, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $177.0


SECURITY TYPE BREAKDOWN*

[ ] 46.0%  Sovereign Debt Obligations   [PIE CHART OMITTED]
[ ] 47.8%  Corporate Debt Obligations
[ ]  0.7%  Preferred Stock

[ ]  5.5%  Short-Term


* All data are as of March 31, 2006. The Fund's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


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ACM MANAGED DOLLAR INCOME FUND o 7


PORTFOLIO OF INVESTMENTS
March 31, 2006 (unaudited)


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-52.5%
Argentina-3.0%
Republic of Argentina
   Zero Coupon, 12/15/35                        $ 2,445    $     220,008
   8.28%, 12/31/33                                  337          331,501
Republic of Argentina FRN
   4.889%, 8/03/12(a)                             5,188        4,813,949
                                                             ------------
                                                               5,365,458

Brazil-10.7%
Republic of Brazil
   7.125%, 1/20/37(b)                             3,776        3,700,480
   8.00%, 1/15/18                                 2,099        2,275,316
   8.25%, 1/20/34                                 3,469        3,821,103
   8.875%, 10/14/19                                 555          641,857
   10.50%, 7/14/14                                1,238        1,541,310
   12.00%, 4/15/10(b)                             1,150        1,403,000
   12.75%, 1/15/20(b)                             2,377        3,535,787
Republic of Brazil-DCB FRN
   Series L
   5.25%, 4/15/12(a)                              1,933        1,933,212
                                                             ------------
                                                              18,852,065

Bulgaria-0.2%
Republic of Bulgaria
   8.25%, 1/15/15                                   355          414,995

Colombia-1.4%
Republic of Colombia
   10.75%, 1/15/13                                  237          293,643
   11.75%, 2/25/20(b)                             1,547        2,200,607
                                                             ------------
                                                               2,494,250

Costa Rica-0.2%
Republic of Costa Rica
   8.05%, 1/31/13(c)                                157          169,167
   8.11%, 2/01/12                                   212          227,900
                                                             ------------
                                                                 397,067

Dominican Republic-0.1%
Dominican Republic
   9.50%, 9/27/11(c)*                               190          204,046

Ecuador-0.6%
Republic of Ecuador
   9.00%, 8/15/30(a)(c)                             920          926,900
   9.375%, 12/15/15(c)                              201          211,050
                                                             ------------
                                                               1,137,950

El Salvador-0.6%
Republic of El Salvador
   7.625%, 9/21/34(c)                               150          163,125


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8 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
   7.65%, 6/15/35(c)                             $  441    $     461,947
   8.50%, 7/25/11(c)                                400          444,200
                                                             ------------
                                                               1,069,272

Indonesia-1.0%
Republic of Indonesia
   6.75%, 3/10/14(c)                                945          940,275
   6.875%, 3/09/17(c)                               378          372,330
   7.25%, 4/20/15(c)                                376          385,024
                                                             ------------
                                                               1,697,629

Lebanon-0.7%
Lebanese Republic
   7.875%, 5/20/11                                  325          338,000
   10.125%, 8/06/08                                 556          597,422
   11.625%, 5/11/16                                 146          184,763
                                                             ------------
                                                               1,120,185

Mexico-7.8%
United Mexican States
   7.50%, 1/14/12                                   875          945,000
   8.00%, 9/24/22                                 4,472        5,227,768
   8.125%, 12/30/19(b)                            5,135        6,033,625
   11.375%, 9/15/16(b)                            1,296        1,826,064
                                                             ------------
                                                              14,032,457

Nigeria-0.9%
Central Bank of Nigeria
   6.25%, 11/15/20                                1,500        1,492,500

Panama-1.5%
Republic of Panama
   6.70%, 1/26/36                                   597          595,806
   7.125%, 1/29/26                                  677          693,925
   7.25%, 3/15/15                                    50           53,000
   8.875%, 9/30/27                                  559          679,185
   9.375%, 7/23/12-4/01/29                          411          509,349
   9.625%, 2/08/11                                  135          155,250
                                                             ------------
                                                               2,686,515

Peru-1.6%
Republic of Peru
   7.35%, 7/21/25                                   411          403,602
   8.375%, 5/03/16                                  246          266,295
   8.75%, 11/21/33(b)                             1,907        2,126,305
   9.875%, 2/06/15                                   23           27,025
                                                             ------------
                                                               2,823,227

Philippines-3.5%
Republic of Philippines
   7.75%, 1/14/31                                   340          342,125
   8.375%, 2/15/11                                   31           33,595


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ACM MANAGED DOLLAR INCOME FUND o 9


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
   8.875%, 3/17/15(b)                           $ 1,888    $   2,122,112
   9.00%, 2/15/13                                    75           81,188
   9.50%, 2/02/30                                   281          333,688
   9.875%, 1/15/19(b)                             2,600        3,126,500
   10.625%, 3/16/25                                 130          168,675
                                                             ------------
                                                               6,207,883

Russia-10.4%
Ministry Finance of Russia
   Series V
   3.00%, 5/14/08                                 5,795        5,483,808
   Series VII
   3.00%, 5/14/11                                   380          334,894
Russian Federation
   5.00%, 3/31/30(a)(c)                          10,891       11,914,754
   11.00%, 7/24/18                                  435          623,790
                                                             ------------
                                                              18,357,246

Turkey-3.2%
Republic of Turkey
   6.875%, 3/17/36                                1,161        1,120,365
   7.375%, 2/05/25                                  440          456,060
   11.00%, 1/14/13                                  610          764,940
   11.50%, 1/23/12(b)                             1,447        1,808,750
   11.75%, 6/15/10                                  883        1,061,808
   11.875%, 1/15/30                                 254          392,430
                                                             ------------
                                                               5,604,353

Ukraine-0.6%
Government of Ukraine
   6.875%, 3/04/11(c)                               526          529,945
   7.65%, 6/11/13                                    21           22,029
   11.00%, 3/15/07                                  439          454,296
                                                             ------------
                                                               1,006,270

Uruguay-1.0%
Republic of Uruguay
   7.50%, 3/15/15                                    93           96,953
   7.875%, 1/15/33(d)                             1,062        1,101,495
   9.25%, 5/17/17                                   505          587,063
                                                             ------------
                                                               1,785,511

Venezuela-3.5%
Republic of Venezuela
   5.61375%, 4/20/11 FRN(a)                         120          120,348
   8.50%, 10/08/14                                  102          114,240
   9.25%, 9/15/27(b)                              3,048        3,870,960
   10.75%, 9/19/13                                1,659        2,067,944
   13.625%, 8/15/18                                  35           53,813
                                                             ------------
                                                               6,227,305

Total Sovereign Debt Obligations
   (cost $80,291,513)                                         92,976,184


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10 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-48.4%
Aerospace & Defense-1.2%
Alliant Techsystems, Inc.
   6.75%, 4/01/16                                 $ 230    $     232,875
DRS Technologies, Inc.
   6.875%, 11/01/13                                 380          380,000
L-3 Communications Corp.
   5.875%, 1/15/15                                  345          328,612
L-3 Financing Inc.
   12.25%, 3/15/13(c)                               581          601,335
Sequa Corp.
   9.00%, 8/01/09                                   235          252,625
TD Funding Corp.
   8.375%, 7/15/11                                  410          428,450
                                                             ------------
                                                               2,223,897

Automotive-2.4%
Asbury Automotive Group, Inc.
   8.00%, 3/15/14                                   211          211,527
Ford Motor Co.
   7.45%, 7/16/31                                   561          416,542
Ford Motor Credit Co.
   4.95%, 1/15/08                                   380          354,114
   7.00%, 10/01/13                                  253          226,285
General Motors Acceptence Corp.
   6.875%, 9/15/11                                  460          428,756
   8.00%, 11/01/31                                  270          255,178
Hertz Corp.
   8.875%, 1/01/14(c)                               410          425,375
   10.50%, 1/01/16(c)*                              235          254,975
HLI Operating, Inc.
   10.50%, 6/15/10*                                 306          248,625
Keystone Automotive Operations, Inc.
   9.75%, 11/01/13                                  310          271,250
Lear Corp.
   8.11%, 5/15/09*                                  205          190,650
TRW Automotive, Inc.
   9.375%, 2/15/13                                  186          201,113
   11.00%, 2/15/13                                  176          196,680
United Auto Group, Inc.
   9.625%, 3/15/12                                  290          307,038
Visteon Corp.
   7.00%, 3/10/14*                                  220          169,400
                                                             ------------
                                                               4,157,508

Broadcasting & Media-0.8%
Albritton Communications Co.
   7.75%, 12/15/12                                  375          376,875
Lamar Media Corp.
   6.625%, 8/15/15                                  230          228,850


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 11


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Liberty Media Corp.
   5.70%, 5/15/13                                 $ 150    $     139,486
   7.875%, 7/15/09                                  120          126,272
   8.25%, 2/01/30                                   150          144,951
LIN Television Corp.
   6.50%, 5/15/13                                   290          272,600
Sirius Satellite Radio, Inc.
   9.625%, 8/01/13                                  190          185,250
                                                             ------------
                                                               1,474,284

Building & Real Estate-2.0%
Associated Materials, Inc.
   11.25%, 3/01/14(e)                               650          373,750
D.R. Horton, Inc.
   6.875%, 5/01/13                                  345          351,399
K. Hovnanian Enterprises, Inc.
   7.50%, 5/15/16                                   185          182,385
KB HOME
   7.75%, 2/01/10                                   480          496,126
Meritage Homes Corp.
   6.25%, 3/15/15                                   470          415,950
M/I Homes, Inc.
   6.875%, 4/01/12                                  470          434,750
Schuler Homes, Inc.
   10.50%, 7/15/11                                  360          382,500
WCI Communities, Inc.
   6.625%, 3/15/15                                  425          376,125
William Lyon Homes, Inc.
   10.75%, 4/01/13                                  525          528,938
                                                             ------------
                                                               3,541,923

Cable-3.2%
Cablevision Systems Corp.
   8.00%, 4/15/12*                                  435          424,125
Charter Communications Operating LLC
   8.00%, 4/30/12(c)                                890          885,550
CSC Holdings, Inc.
   7.25%, 4/15/12(c)                                325          317,687
   7.625%, 7/15/18                                  410          405,387
DirectTV Holdings LLC
   6.375%, 6/15/15                                  480          474,000
Echostar DBS Corp.
   6.375%, 10/01/11                                 325          317,687
Inmarsat Finance PLC (United Kingdom)
   7.625%, 6/30/12                                  372          381,300
Insight Midwest LP
   9.75%, 10/01/09                                  385          396,550
Intelsat Bermuda, Ltd. (Bermuda)
   8.625%, 1/15/15                                  385          397,512
   9.61375%, 1/15/12 FRN(a)                         115          116,869


-------------------------------------------------------------------------------
12 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
PanAmSat Corp.
   9.00%, 8/15/14                                $  313    $     329,433
   10.375%, 11/01/14(e)                             665          478,800
Rogers Cable, Inc. (Canada)
   6.75%, 3/15/15                                   620          632,400
                                                             ------------
                                                               5,557,300

Chemicals-1.7%
Equistar Chemical Funding LP
   10.125%, 9/01/08                                 480          510,000
   10.625%, 5/01/11                                 145          156,963
Huntsman International LLC
   9.875%, 3/01/09                                  330          344,850
Ineos Group Holdings PLC (United Kingdom)
   8.50%, 2/15/16(c)                                460          437,000
Nell AF S.a.r.l. (Luxembourg)
   8.375%, 8/15/15(c)*                              729          723,533
Rhodia S.A.
   8.875%, 6/01/11                                  625          643,750
Tronox Worldwide LLC
   9.50%, 12/01/12(c)                               160          168,000
                                                             ------------
                                                               2,984,096

Communications - Fixed-2.7%
Citizens Communications Co.
   6.25%, 1/15/13                                   490          476,525
Eircom Funding (Ireland)
   8.25%, 8/15/13                                   430          462,787
Hawaiian Telecom Communications, Inc.
   9.75%, 5/01/13(c)*                               345          346,725
Qwest Corp.
   6.875%, 9/15/33                                  530          508,800
   8.875%, 3/15/12                                1,685        1,882,988
VALOR Telecom Enterprise
   7.75%, 2/15/15                                   430          450,425
Verizon New York, Inc.
   7.375%, 4/01/32                                  685          694,784
                                                             ------------
                                                               4,823,034

Communications - Mobile-1.2%
American Tower Corp.
   7.125%, 10/15/12                                  35           36,400
Cincinnati Bell, Inc.
   7.00%, 2/15/15                                   180          178,200
Digicel, Ltd. (Bermuda)
   9.25%, 9/01/12(c)                                349          369,067
Dobson Communications Corp.
   8.875%, 10/01/13                                 185          185,925
Nextel Communications, Inc.
   5.95%, 3/15/14                                   240          237,606


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 13


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Rogers Wireless Communications, Inc. (Canada)
   7.25%, 12/15/12                                $ 335    $     353,006
   7.50%, 3/15/15                                   368          394,680
Rural Cellular Corp.
   8.25%, 3/15/12                                   255          265,200
                                                             ------------
                                                               2,020,084

Consumer Manufacturing-1.6%
ACCO Brands Corp.
   7.625%, 8/15/15                                  470          446,500
Broder Brothers Co.
   11.25%, 10/15/10                                 347          345,265
Covalence Specialty Materials Corp.
   10.25%, 3/01/16(c)                               130          136,500
Crown Americas, Inc.
   7.625%, 11/15/13(c)                              375          388,125
Jostens, Inc.
   7.625%, 10/01/12                                 210          207,375
Levi Strauss & Co.
   8.875%, 4/01/16(c)                               225          225,562
Playtex Products, Inc.
   8.00%, 3/01/11                                   320          338,400
Quicksilver, Inc.
   6.875%, 4/15/15                                  220          213,950
Quicksilver Resources, Inc.
   7.125%, 4/01/16                                  420          414,750
Spectrum Brands, Inc.
   7.375%, 2/01/15                                  173          150,510
                                                             ------------
                                                               2,866,937

Diversified Media-1.0%
Dex Media, Inc.
   8.00%, 11/15/13                                  250          257,500
Dex Media East LLC
   9.875%, 11/15/09                                 125          133,437
   12.125%, 11/15/12                                220          251,350
Dex Media West LLC
   8.50%, 8/15/10                                   180          190,350
Rainbow National Services LLC
   8.75%, 9/01/12(c)                                205          218,325
R.H. Donnelley Corp.
   6.875%, 1/15/13(c)                               387          361,845
   8.875%, 1/15/16(c)                               380          395,200
                                                             ------------
                                                               1,808,007

Energy-2.4%
Amerada Hess Corp.
   7.30%, 8/15/31                                   225          250,516
Chesapeake Energy Corp.
   7.75%, 1/15/15                                   485          506,825
El Paso Corp.
   7.75%, 1/15/32                                   571          575,282
Grant Prideco, Inc.
   6.125%, 8/15/15                                  245          238,875


-------------------------------------------------------------------------------
14 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Hilcorp Energy
   10.50%, 9/01/10(c)                            $  341    $     375,526
Kerr-McGee Corp.
   6.875%, 9/15/11                                  160          167,273
Kinder Morgan Finance Co.
   5.70%, 1/05/16                                   175          170,494
Massey Energy Co.
   6.875%, 12/15/13(c)                              280          274,400
NRG Energy, Inc.
   7.25%, 2/01/14                                    85           86,381
   7.375%, 2/01/16                                  475          485,094
Premco Refining Group, Inc.
   9.50%, 2/01/13                                   280          310,332
Pride International, Inc.
   7.375%, 7/15/14                                  400          420,000
Tesoro Corp.
   6.25%, 11/01/12(c)                               400          393,000
                                                             ------------
                                                               4,253,998

Entertainment & Leisure-1.2%
Gaylord Entertainment Co.
   8.00%, 11/15/13                                  350          364,875
Intrawest Corp. (Canada)
   7.50%, 10/15/13                                  195          197,681
NCL Corp. (Bermuda)
   10.625%, 7/15/14                                 250          258,750
Quebecor Media (Canada)
   7.75%, 3/15/16(c)                                105          107,888
Royal Caribbean Cruises (Liberia)
   8.00%, 5/15/10                                   635          679,033
Universal City Development
   11.75%, 4/01/10                                  430          474,075
                                                             ------------
                                                               2,082,302

Financial-2.1%
C&M Finance Ltd. (Cayman Islands)
   8.10%, 2/01/16(c)                                250          250,088
Crum & Foster Holdings Corp.
   10.375%, 6/15/13                                 220          225,500
E*Trade Financial Corp.
   7.875%, 12/01/15                                 643          678,365
Fairfax Financial Holdings (Canada)
   7.375%, 4/15/18*                                 465          362,700
   7.75%, 4/26/12*                                  550          484,000
Hexion Nova Scotia Finance, ULC
   9.00%, 7/15/14                                   445          458,350
Markel Capital Trust I
   Series B
   8.71%, 1/01/46                                   615          642,206
TRAINS HY-2005-1
   7.651%, 6/15/15(a)(c)                            598          604,291
                                                             ------------
                                                               3,705,500


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 15


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Food & Beverage-0.8%
Altria Group, Inc.
   7.75%, 1/15/27                                 $ 150    $     171,639
Delhaize America, Inc.
   8.125%, 4/15/11                                  260          280,680
Del Monte Food Co.
   8.625%, 12/15/12                                 125          132,031
Dole Food Company, Inc.
   8.625%, 5/01/09                                  180          180,900
   8.875%, 3/15/11                                   92           91,080
RJ Reynolds Tobacco Holdings
   7.25%, 6/01/12                                   440          454,300
                                                             ------------
                                                               1,310,630

Gaming-3.5%
Boyd Gaming Corp.
   7.75%, 12/15/12                                  255          267,112
Greektown Holdings LLC
   10.75%, 12/01/13(c)                              240          247,200
Kerzner International Ltd. (Bahamas)
   6.75%, 10/01/15                                  405          426,263
Mandalay Resort Group
   10.25%, 8/01/07                                  535          563,088
MGM Mirage, Inc.
   6.625%, 7/15/15                                  455          447,606
   8.375%, 2/01/11                                  620          654,100
Mohegan Tribal Gaming Authority
   6.375%, 7/15/09                                  155          154,225
   7.125%, 8/15/14                                  700          705,250
Park Place Entertainment
   7.00%, 4/15/13                                   305          317,674
   7.875%, 3/15/10                                  150          159,375
   9.375%, 2/15/07                                  255          263,606
Penn National Gaming, Inc.
   6.875%, 12/01/11                                 430          437,525
Riviera Holdings Corp.
   11.00%, 6/15/10                                  385          409,063
Seneca Gaming Corp.
   7.25%, 5/01/12                                   540          545,400
Station Casinos, Inc.
   6.625%, 3/15/18(c)                               235          229,713
Turning Stone Casino Resort Enterprise
   9.125%, 12/15/10(c)                              300          312,000
                                                             ------------
                                                               6,139,200

Health Care-2.9%
Concentra Operating Corp.
   9.125%, 6/01/12                                  195          204,262
   9.50%, 8/15/10                                   280          294,000
Coventry Health Care, Inc.
   5.875%, 1/15/12                                  160          158,400
   6.125%, 1/15/15                                  170          169,104


-------------------------------------------------------------------------------
16 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
DaVita, Inc.
   7.25%, 3/15/15                                $  350    $     351,750
Extendicare Health Services
   9.50%, 7/01/10                                   160          169,000
Genesis HealthCare Corp.
   8.00%, 10/15/13                                  155          163,912
HCA, Inc.
   6.375%, 1/15/15                                  905          880,814
   6.75%, 7/15/13                                    10            9,963
   7.875%, 2/01/11                                  415          436,737
IASIS Healthcare/CAP CRP Healthcare
   8.75%, 6/15/14                                   495          495,000
Omnicare, Inc.
   6.875%, 12/15/15                                 540          538,650
Select Medical Corp.
   7.625%, 2/01/15                                  485          437,713
Triad Hospitals, Inc.
   7.00%, 11/15/13                                  405          398,925
Universal City Florida Holding, Co.
   8.375%, 5/01/10                                  110          110,825
Universal Hospital Services, Inc.
   10.125%, 11/01/11                                260          269,750
                                                             ------------
                                                               5,088,805

Hotels & Lodging-0.8%
Host Marriott LP
   6.75%, 6/01/16(c)                                225          224,719
   9.25%, 10/01/07                                  110          115,225
   9.50%, 1/15/07                                   310          318,525
Starwood Hotels & Resorts Worldwide, Inc.
   7.875%, 5/01/12                                  405          440,438
Vail Resorts, Inc.
   6.75%, 2/15/14                                   360          355,500
                                                             ------------
                                                               1,454,407

Index-2.2%
Dow Jones CDX HY
   8.25%, 6/29/10(c)*                               965          978,421
   8.75%, 12/29/10(c)*                            2,876        2,969,780
                                                             ------------
                                                               3,948,201

Industrial-1.8%
AMSTED Industries, Inc.
   10.25%, 10/15/11(c)                              465          512,662
Case New Holland, Inc.
   9.25%, 8/01/11                                   315          336,262
FastenTech, Inc.
   11.50%, 5/01/11                                  170          170,000
Goodman Global Holdings Company, Inc.
   7.875%, 12/15/12                                 280          276,500
Invensys PLC (United Kingdom)
   9.875%, 3/15/11(c)                               340          361,250
NMHG Holding Co.
   10.00%, 5/15/09                                  220          231,000


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 17


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Terex Corp.
   10.375%, 4/01/11                               $ 380    $     400,900
Trinity Industries, Inc.
   6.50%, 3/15/14                                   535          535,000
Tyco International Group S.A. (Luxembourg)
   6.00%, 11/15/13                                  330          331,499
                                                             ------------
                                                               3,155,073

Insurance-0.4%
Liberty Mutual Group
   5.75%, 3/15/14(c)                                475          461,741
Royal & Sun Alliance Insurance Group PLC
(United Kingdom)
   8.95%, 10/15/29                                  235          297,168
                                                             ------------
                                                                 758,909

Metals & Mining-1.4%
AK Steel Corp.
   7.875%, 2/15/09                                  430          432,150
Chesapeake Energy Corp.
   6.625%, 1/15/16                                  655          653,362
International Steel Group, Inc.
   6.50%, 4/15/14                                   272          270,640
Ispat Inland ULC (Canada)
   9.75%, 4/01/14                                   239          270,369
Peabody Energy Corp.
   6.875%, 3/15/13*                                 385          390,775
Southern Peru Copper Corp.
   6.375%, 7/27/15                                  542          527,977
                                                             ------------
                                                               2,545,273

Paper & Packaging-2.0%
Ball Corp.
   6.625%, 3/15/18                                  255          253,725
   6.875%, 12/15/12                                 450          460,125
Berry Plastics Corp.
   10.75%, 7/15/12                                  355          390,500
Graphic Packaging International Corp.
   9.50%, 8/15/13                                   270          252,450
Jefferson Smurfit Corp.
   8.25%, 10/01/12                                    8            7,850
Newpage Corp.
   10.00%, 5/01/12                                  285          299,250
Owens-Brockway Glass Container, Inc.
   8.875%, 2/15/09                                  745          775,731
Plastipak Holdings, Inc.
   8.50%, 12/15/15(c)                               135          137,700
Russell-Stanley Holdings, Inc.
   9.00%, 11/30/08(c)(d)(f)                         913          456,739
Stone Container Corp.
   9.25%, 2/01/08                                   540          564,975
   9.75%, 2/01/11                                    12           12,330
                                                             ------------
                                                               3,611,375


-------------------------------------------------------------------------------
18 o ACM MANAGED DOLLAR INCOME FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Petroleum Products-0.1%
Newfield Exploration Co.
   6.625%, 4/15/16                               $  265    $     264,669

Restaurants-0.2%
Domino's, Inc.
   8.25%, 7/01/11                                   262          268,550

Retail-0.7%
GSC Holdings Corp.
   8.00%, 10/01/12(c)                               610          605,425
J.C. Penney Corporation, Inc.
   7.625%, 3/01/97                                  205          206,957
   8.00%, 3/01/10                                   420          452,164
                                                             ------------
                                                               1,264,546

Service-1.6%
Allied Waste North America
   6.375%, 4/15/11*                                 610          597,037
   8.875%, 4/01/08                                  305          320,250
H & E Equipment/Finance
   11.125%, 6/15/12                                 265          293,487
Iron Mountain Inc.
   6.625%, 1/01/16                                  335          314,900
Service Corp. International
   6.50%, 3/15/08                                   605          608,025
   7.70%, 4/15/09                                   270          278,775
United Rentals North America, Inc.
   6.50%, 2/15/12                                   454          444,920
   7.75%, 11/15/13                                    8            8,000
                                                             ------------
                                                               2,865,394

Supermarket & Drugstore-0.3%
Couche-Tard, Inc.
   7.50%, 12/15/13                                  333          341,325
Stater Bros. Holdings, Inc.
   8.125%, 6/15/12                                  165          164,794
                                                             ------------
                                                                 506,119

Technology-1.1%
Lucent Technologies
   6.45%, 3/15/29                                   145          130,862
   6.50%, 1/15/28                                   350          312,375
Nortel Networks Corp. (Canada)
   6.875%, 9/01/23                                  280          256,200
Serena Software, Inc.
   10.375%, 3/15/16(c)                              270          283,500
SunGard Data Systems, Inc.
   9.125%, 8/15/13(c)                               735          777,263
Unisys Corp.
   7.875%, 4/01/08                                  205          204,744
                                                             ------------
                                                               1,964,944


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 19


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Transportation-0.1%
AMR Corp.
   9.00%, 8/01/12                               $   232    $     227,940

Utilities- Electric & Gas-5.0%
AES Corporation
   8.75%, 5/15/13(c)                                 75           81,000
   9.00%, 5/15/15(c)                                115          124,775
Aquila, Inc.
   14.875%, 7/01/12                                 260          351,650
CMS Energy Corp.
   6.875%, 12/15/15                                 175          176,969
   8.50%, 4/15/11                                   215          232,200
DPL, Inc.
   6.875%, 9/01/11                                  162          168,934
Dynegy Holdings, Inc.
   10.125%, 7/15/13(c)                              230          263,511
Edison Mission Energy
   9.875%, 4/15/11                                1,000        1,130,000
Enterprise Products Operating L.P.
   5.60%, 10/15/14                                  220          213,332
FirstEnergy Corp.
   6.45%, 11/15/11                                  205          212,121
Nevada Power Co.
   6.65%, 4/01/36(c)                                200          199,484
Northwest Pipeline Corp.
   8.125%, 3/01/10                                  315          332,325
Reliant Energy, Inc.
   6.75%, 12/15/14                                   65           57,363
   9.50%, 7/15/13                                   390          390,488
Sanmina-Sci Corp.
   8.125%, 3/01/16                                  295          297,950
Sierra Pacific Power Co.
   6.00%, 5/15/16(c)                                175          172,618
Sierra Pacific Resources
   8.625%, 3/15/14                                  260          282,211
Southern Natural Gas Co.
   7.35%, 2/15/31                                   405          416,596
   8.875%, 3/15/10                                  325          345,719
TECO Energy, Inc.
   6.75%, 5/01/15                                   445          457,238
   7.00%, 5/01/12                                   425          439,344
The Williams Companies, Inc.
   7.625%, 7/15/19                                1,365        1,453,725
TXU Corp.
   5.55%, 11/15/14                                  360          336,743
   6.50%, 11/15/24                                  764          696,324
                                                             ------------
                                                               8,832,620

Total U.S. Corporate Debt Obligations
   (cost $89,058,640)                                         85,705,525


-------------------------------------------------------------------------------
20 o ACM MANAGED DOLLAR INCOME FUND

                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
NON-U.S. CORPORATE DEBT OBLIGATIONS-6.2%
Brazil-0.8%
Banco BMG SA
   9.15%, 1/15/16(c)                             $  350    $     358,750
PF Export Receivables Master Trust
   6.436%, 6/01/15(c)                             1,120        1,097,222
                                                             ------------
                                                               1,455,972

China-0.3%
Chaoda Modern Agriculture
   7.75%, 2/08/10(c)                                519          519,000

El Salvador-0.2%
AES El Salvador Trust
   6.75%, 2/01/16(c)                                270          262,398

Hong Kong-0.2%
Noble Group, Ltd.
   6.625%, 3/17/15(c)                               401          354,466

Kazakhstan-0.2%
Kazkommerts International BV
   8.50%, 4/16/13(c)                                350          373,625

Mexico-1.9%
America Movil S.A. de C.V.
   6.375%, 3/01/35                                  116          109,067
Innova S. de R.L.
   9.375%, 9/19/13                                2,865        3,208,800
                                                             ------------
                                                               3,317,867

Romania-0.3%
Mobifon Holdings BV
   12.50%, 7/31/10                                  425          485,563

Russia-1.8%
Citigroup (JSC Severstal)
   9.25%, 4/19/14                                   464          500,053
Evraz Group SA
   8.25%, 11/10/15(c)                               665          671,650
Gazprom OAO
   9.625%, 3/01/13(c)                               890        1,052,499
Mobile Telesystems Finance S.A.
   9.75%, 1/30/08(c)                                625          656,638
Russian Standard Finance SA
   7.50%, 10/07/10(c)                               270          264,263
Tyumen Oil Co.
   11.00%, 11/06/07(c)                               70           75,075
                                                             ------------
                                                               3,220,178


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 21


                                              Shares or
                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Singapore-0.4%
Avago Technologies Finance
   10.125%, 12/01/13(c)                          $  230    $     246,962
Flextronics International, Ltd.
   6.50%, 5/15/13                                   535          530,987
                                                             ------------
                                                                 777,949

Ukraine-0.1%
Dresdner Bank AG (Kyivstar)
   7.75%, 4/27/12(c)                                100          100,375

Total Non-U.S. Corporate Debt Obligations
   (cost $10,312,624)                                         10,867,393

NON-CONVERTIBLE PREFERRED STOCK-0.8%
Sovereign Real Estate Investment Trust
   12.00%(c) (cost $973,435)                        978        1,427,880

WARRANTS-0.0%
Central Bank of Nigeria
   Warrants, expiring 11/15/20                    1,000           22,000
Republic of Venezuela
   Warrants, expiring 4/15/20(g)                  7,140               --

Total Warrants
   (cost $0)                                                      22,000

SHORT-TERM INVESTMENT-6.2%
Time Deposit-6.2%
Societe Generale
   4.190%, 4/03/06
   (cost $11,000,000)                            11,000       11,000,000

Total Investments Before Security
   Lending Collateral-114.1%
   (cost $191,636,212)                                       201,998,982

INVESTMENT OF CASH COLLATERAL FOR
SECURITIES LOANED-3.2%
Short-Term Investment
UBS Private Money Market Fund, LLC
   4.67%
   (cost $5,697,420)                          5,697,420        5,697,420

Total Investments-117.3%
   (cost $197,333,632)                                       207,696,402
Other assets less liabilities-(17.3)%                        (30,668,557)

Net Assets-100.0%                                          $ 177,027,845


-------------------------------------------------------------------------------
22 o ACM MANAGED DOLLAR INCOME FUND


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                                     Notional                                  Unrealized
Swap Counterparty &                   Amount      Interest    Termination     Appreciation/
Referenced Obligation                  (000)        Rate         Date        (Depreciation)
--------------------------------------------------------------------------------------------
Buy Contracts:
--------------
Citigroup Global Markets, Inc.
   Republic of Hungary
   4.50%, 2/06/13                        350        0.50%      11/26/13         $    120
Citigroup Global Markets, Inc.
   Republic of Philippines
   10.625%, 3/16/25                      510        5.60        3/20/14          (90,901)
JP Morgan Chase
   Republic of Hungary
   4.75%, 2/03/15                      1,380        0.30       10/20/15           29,314

Sale Contracts:
---------------
Citigroup Global Markets, Inc.
   Republic of Brazil
   12.25%, 3/06/30                     2,562        1.98        4/20/07           67,150
Citigroup Global Markets, Inc.
   Republic of Brazil
   12.25%, 3/06/30                       900        4.40        5/20/06           19,720
Citigroup Global Markets, Inc.
   Republic of Philippines
   10.625%, 3/16/25                      510        4.95        3/20/09           52,555
Credit Suisse First Boston
   Republic of Brazil
   12.25%, 3/06/30                       750        6.90        6/20/07           72,788
Credit Suisse First Boston
   Republic of Venezuela
   9.25%, 9/15/27                        730        3.17       10/20/15           66,192
Deutsche Bank AG
   Republic of Brazil
   12.25%, 3/06/30                     2,562        1.90        4/20/07           64,178
JP Morgan Chase
   Gazprom OAO
   10.50%, 10/21/09                    1,490        1.04       10/20/10           10,217
Morgan Stanley
   Republic of Brazil
   12.25%, 3/06/30                       680        3.80        8/20/06           12,183


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 23


REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker                               Interest Rate    Maturity       Amount
-------------------------------------------------------------------------------
Barclays Securites                       3.75%        12/29/06    $  1,990,073
Barclays Securites                       4.45         12/29/06       4,931,430
Chase Manhattan Bank                     4.70         12/29/06       2,965,387
Chase Manhattan Bank                     4.70         12/29/06       1,248,663
Chase Manhattan Bank                     4.70         12/29/06       1,776,280
Chase Manhattan Bank                     4.70         12/29/06       1,413,684
Chase Manhattan Bank                     4.70         12/29/06       1,173,653
Chase Manhattan Bank                     4.70         12/29/06       2,044,772
Chase Manhattan Bank                     4.70         12/29/06       2,996,641
Chase Manhattan Bank                     4.70         12/29/06       1,748,128
Merrill Lynch                            4.40         12/29/06       3,822,453
Santander Investment Securities          4.25         12/29/06       1,511,754
                                                                  $ 27,622,918


*    Represents entire or partial securities out on loan.

(a) Coupon changes periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2006.

(b) Positions, or portions thereof, with an aggregate market value of $31,754,190 have been segregated to collateralize reverse repurchase agreements.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, the aggregate market value of these securities amounted to $41,843,064 or 23.6% of net assets.

(d)  Payment in kind (PIK) quarterly coupon payment.

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f) Security exempt from registration under Rule 144A of the Securites Act of 1933. This security, which represents 0.26% of net assets as of March 31, 2006, is considered illiquid and restricted.

                                     Acquisition    Acquisition     Market    Percentage of
Restricted Security                     Date           Cost         Value       Net Assets
--------------------------------------------------------------------------------------------
Russell-Stanley Holdings, Inc.         2/26/99-      $5,111,352    $456,739        0.26%
9.00%, 11/30/08                        3/31/06

(g)  Non-income producing security.

     Glossary of Terms:

     DCB - Debt Conversion Bond

     FRN - Floating Rate Note

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


     See notes to financial statements.


-------------------------------------------------------------------------------
24 o ACM MANAGED DOLLAR INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
March 31, 2006 (unaudited)


Assets
Investments in securities, at value
   (cost $197,333,632--including investment of cash
   collateral for securities loaned of $5,697,420)            $ 207,696,402(a)
Cash                                                                 73,593
Interest receivable                                               3,300,346
Receivable for investment securities sold                           500,151
Unrealized appreciation on credit default swap contracts            394,417
Total assets                                                    211,964,909

Liabilities
Reverse repurchase agreements                                    27,622,918
Payable for collateral received on securities loaned              5,697,420
Payable for investment securities purchased                       1,208,042
Unrealized depreciation on credit default swap contracts             90,901
Advisory fee payable                                                128,296
Tender fees payable                                                  37,743
Administrative fee payable                                           20,531
Accrued expenses and other liabilities                              131,213
Total liabilities                                                34,937,064
Net Assets                                                    $ 177,027,845

Composition of Net Assets
Common stock, at par                                          $     215,723
Additional paid-in capital                                      286,936,045
Distributions in excess of net investment income                   (574,246)
Accumulated net realized loss on investment transactions       (120,215,963)
Net unrealized appreciation of investments                       10,666,286
                                                              $ 177,027,845

Net Asset Value Per Share - 300 million shares of
common stock  authorized, $.01 par value
   (based on 21,572,318 shares outstanding)                           $8.21


(a)  Includes securities on loan with a value of $5,411,523 (see Note F).

     See notes to financial statements.


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 25


STATEMENT OF OPERATIONS
Six Months Ended March 31, 2006 (unaudited)


Investment Income
Interest                                        $  7,711,807
Dividends                                             95,850      $  7,807,657

Expenses
Advisory fee                                         660,828
Administrative fee                                   105,735
Legal                                                 48,485
Custodian                                             44,805
Printing                                              41,087
Audit                                                 37,113
Directors' fees                                       19,197
Transfer agency                                        6,666
Miscellaneous                                         31,926
Total expenses before interest                       995,842
Interest expense                                     534,589
Total expenses                                                       1,530,431
Net investment income                                                6,277,226

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
   Investment transactions                                           9,349,006
   Swap contracts                                                     (168,921)
   Written options                                                      10,802
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                     (10,577,292)
   Swap contracts                                                      242,206
Net loss on investment transactions                                 (1,144,199)

Net Increase in Net Assets from
   Operations                                                     $  5,133,027


See notes to financial statements.


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26 o ACM MANAGED DOLLAR INCOME FUND


STATEMENTS OF CHANGES IN NET ASSETS


                                                 Six Months
                                                   Ended
                                                 March 31,        Year Ended
                                                   2006          September 30,
                                                (unaudited)          2005
                                                ------------     -------------
Increase (Decrease) in Net Assets
Resulting from Operations
Net investment income                           $  6,277,226     $  14,589,844
Net realized gain (loss) on investment
   transactions                                    9,190,887         3,564,731
Net change in unrealized
   appreciation/depreciation
   of investments                                (10,335,086)        6,022,473
Net increase in net assets from
   operations                                      5,133,027        24,177,048

Dividends and Distributions to
Shareholders from
Net investment income                             (6,665,382)      (15,094,355)

Common Stock Transactions
Reinvestment of dividends resulting in
   the issuance of Common Stock                           --            79,572
Tender offer (resulting in the redemption
   of 0 and 1,135,385 shares of common
   stock, respectively)                                   --        (9,162,557)
Tender offer costs                                        --          (175,000)
Total decrease                                    (1,532,355)         (175,292)

Net Assets
Beginning of period                              178,560,200       178,735,492
End of period (including distributions
   in excess of net investment income
   of $574,246 and $186,090
   respectively)                                $177,027,845      $178,560,200


See notes to financial statements.


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 27


STATEMENT OF CASH FLOWS
Six Months Ended March 31, 2006 (unaudited)


Increase (Decrease) in Cash from
Operation Activities:
Interest and dividends received                 $  7,293,944
Interest expense paid                               (611,536)
Operating expenses paid                             (979,189)
Net increase in cash from operating
   activities                                                     $  5,703,219

Investing Activities:
Purchases of long-term investments               (64,227,762)
Proceeds from disposition of long-term
   investments                                    73,232,274
Purchases of short-term investments, net          (8,600,000)
Cash collateral received on securities
   loaned                                          5,697,420
Net premium received on option
   transactions                                       10,802
Proceeds received on swap transactions              (239,031)
Net increase in cash from investing
   activities                                                        5,873,703

Financing Activities: *
Cash dividends paid                               (6,665,382)
Proceeds from reverse repurchase
   agreements                                     (5,754,359)
Tender offer                                         (24,238)

Net decrease in cash from financing
   activities                                                      (12,443,979)

Net decrease in cash                                                  (867,057)
Cash at beginning of period                                            940,650

Cash at end of period                                             $     73,593

-------------------------------------------------------------------------------
Reconciliation of Net Increase in
Net Assets from Operations to Net
Increase in Cash from Operating
Activities:
Net increase in net assets from
   operations                                                     $  5,133,027

Adjustments:
Increase in dividends and interest
   receivable                                  $    (132,675)
Accretion of bond discount and
   amortization of bond premium                     (381,038)
Increase in accrued expenses and
   other assets                                       16,653
Decrease in interest payable                         (76,947)
Net realized gain on investment
   transactions                                   (9,190,887)
Net change in unrealized
   appreciation/depreciation
   of investments                                 10,335,086
Total adjustments                                                      570,192

Net Increase in Cash from
Operating Activities                                              $  5,703,219


* Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

     See notes to financial statements.


-------------------------------------------------------------------------------
28 o ACM MANAGED DOLLAR INCOME FUND


NOTES TO FINANCIAL STATEMENTS
March 31, 2006 (unaudited)


NOTE A
Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 29


as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts and amortizes premiums as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


-------------------------------------------------------------------------------
30 o ACM MANAGED DOLLAR INCOME FUND


5. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B
Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays AllianceBernstein, L.P. an advisory fee at an annual rate of .75 of 1% of the average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended March 31, 2006, the Fund reimbursed $335 to ABIS.

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a fee at an annual rate of .12 of 1% of the average adjusted weekly net assets of the Fund but in no event less than $12,500 per month. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2006, were as follows:

                                                  Purchases           Sales
                                                -------------     -------------
Investment securities (excluding
U.S. government securities)                      $56,863,704       $72,552,857
U.S. government securities                                -0-               -0-


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 31


At March 31, 2006, the cost of investments for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation (excluding written options and swap contracts) are as follows:

Cost                                                              $197,333,632
Gross unrealized appreciation                                     $ 16,589,442
Gross unrealized depreciation                                       (6,226,672)
Net unrealized appreciation                                       $ 10,362,770


1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


-------------------------------------------------------------------------------
32 o ACM MANAGED DOLLAR INCOME FUND


Transactions in written options for the six months ended March 31, 2006 were as follows:

                                                   Number of
                                                   Contracts          Premiums
                                                     (000)            Received
                                                   ----------        ----------
Options outstanding at
   September 30, 2005                                     -0-         $     -0-
Options written                                          950            10,802
Options exercised                                         -0-               -0-
Options terminated in closing purchase
   transactions                                         (360)           (4,280)
Options expired                                         (590)           (6,522)

Options outstanding at
   March 31, 2006                                         -0-         $     -0-


2. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap pro-


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 33


vides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) interim fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At March 31, 2006, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $10,184,000, with net unrealized appreciation of $364,983 and terms ranging from 1 year to 10 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $510,000 with respect to the same referenced obligation and same counterparty of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $9,674,000 as of March 31, 2006.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended March 31, 2006, the average amount of reverse repurchase agreements outstanding was $29,963,365 and the daily weighted average annual interest rate was 3.53%.


-------------------------------------------------------------------------------
34 o ACM MANAGED DOLLAR INCOME FUND


NOTE D
Capital Stock

During the six months ended March 31, 2006, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan. During the year ended September 30, 2005, the Fund issued 9,984 shares in connection with the Fund's dividend reinvestment plan.

On June 10, 2005, the Fund purchased and retired 1,135,385 shares of its outstanding common stock for $8.07 per share pursuant to a tender offer. The fund incurred costs of $175,000, which were charged to additional paid in capital. At June 10, 2005, 21,572,318 shares of common stock were outstanding. The purpose of the tender offer was to fulfill an undertaking made in connection with the initial public offering price of the Fund's shares.

NOTE E
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Leverage Risk--The Fund may utilize leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 35


agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged, and the use of leverage techniques can add to net asset value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300%.


To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, theFund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F
Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash


-------------------------------------------------------------------------------
36 o ACM MANAGED DOLLAR INCOME FUND


or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of March 31, 2006, the Fund had loaned securities with a value of $5,411,523 and received cash collateral of $5,697,420, which was invested in a money market fund as included in the portfolio of investments. For the six months ended March 31, 2006, the Fund earned fee income of $21,250, which is included in interest income in the accompanying statement of operations.

NOTE G
Distributions to Shareholders

The tax character of the distributions paid to shareholders during the fiscal years ended September 30, 2005 and September 30, 2004 were as follows:

                                                 2005              2004
                                             --------------    --------------
Distributions paid from:
   Ordinary income                            $ 15,094,355      $ 18,071,829
Total taxable distributions                     15,094,355        18,071,829
Tax return of capital                                   -0-               -0-
Total distributions paid                      $ 15,094,355      $ 18,071,829


As of September 30, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                       $ (129,072,933)(a)
Unrealized appreciation/(depreciation)                         20,481,365(b)
Total accumulated earnings/(deficit)                       $ (108,591,568)

(a) On September 30, 2005, the Fund had a net capital loss carryforward of $129,072,933 of which $40,065,073 expires in the year 2007, $24,635,181 expires in the year 2008, $10,899,598 expires in the year 2009, $33,249,705 expires in 2010 and $20,223,376 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $2,967,645.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.


During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income, the tax character of paydown gains/losses, tax treatment of swap income and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investments and a


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 37


decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE H
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate


-------------------------------------------------------------------------------
38 o ACM MANAGED DOLLAR INCOME FUND


share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 39


to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 11, 2006, the Court dismissed the Writ and later granted defendants a 30-day stay to file an appeal. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucion Compliant. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set


-------------------------------------------------------------------------------
40 o ACM MANAGED DOLLAR INCOME FUND


forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 41


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                            Six Months
                                              Ended
                                             March 31,                      Year Ended September 30,
                                                2006     ---------------------------------------------------------------
                                            (unaudited)      2005         2004(a)      2003         2002(b)      2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                        $ 8.28       $ 7.87       $ 7.68       $ 5.58       $ 6.33       $ 8.09

Income From Investment Operations
Net investment income(c)                        0.29         0.65         0.76         0.81         0.84         0.98
Net realized and unrealized
   gain (loss) on investment
   transactions                                (0.05)        0.43         0.23         2.10        (0.71)       (1.72)
Net increase (decrease) in net
   asset value from operations                  0.24         1.08         0.99         2.91         0.13        (0.74)

Less: Dividends and Distributions
Dividends from net investment
   income                                      (0.31)       (0.67)       (0.80)       (0.81)       (0.85)       (0.95)
Tax return of capital                             -0-          -0-          -0-          -0-       (0.03)       (0.07)
Total dividends and
   distributions                               (0.31)       (0.67)       (0.80)       (0.81)       (0.88)       (1.02)
Net asset value, end of period                $ 8.21       $ 8.28       $ 7.87       $ 7.68       $ 5.58       $ 6.33
Market value, end of period                   $ 7.40       $ 7.74       $ 7.87       $ 8.15       $ 6.29       $ 7.62
Premium/(Discount)                             (9.87%)      (6.52%)       0.00%        6.12%       12.72%       20.38%

Total Return
Total investment return based on:(d)
   Market value                                (0.39)%       7.10%        6.91%       45.71%       (6.14)%       3.02%
   Net asset value                              3.31%       14.57%       13.45%       54.77%         .23%      (10.08)%

Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                          $177,028     $178,560     $178,735     $173,182     $124,834     $140,110
Ratios to average net assets of:
   Expenses                                     1.74%(f)     1.49%        1.44%        1.72%        2.12%        2.75%
   Expenses, excluding
     interest expense(e)                        1.13%(f)     1.13%        1.15%        1.21%        1.15%        1.13%
   Net investment income                        7.12%(f)     8.06%        9.76%       11.88%       10.81%        9.90%
Portfolio turnover rate                           28%          63%          95%          80%          63%         129%


See footnote summary on page 43.


-------------------------------------------------------------------------------
42 o ACM MANAGED DOLLAR INCOME FUND


(a) As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2005, was to decrease net investment income per share by $0.01 and increase net realized and unrealized gain (loss) on investment transactions per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.14%.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year end September 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss on investment by $0.01 and decrease the ratio of net investment income to average net assets from 10.91% to 10.81%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e) Excludes net interest expense of .61%, .36%, .29%, .51%, .97% and 1.62%, respectively, on borrowings.

(f)  Annualized.


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 43


ADDITIONAL INFORMATION
(unaudited)


Supplemental Proxy Information

The Annual Meeting of Stockholders of the ACM Managed Dollar Income Fund, Inc. was held on March 29, 2006.

A description of each proposal and number of shares voted at the meeting are as follows:

                                                                                 Abstain/
                                                                                 Authority
                                                                   Voted for     Withheld
------------------------------------------------------------------------------------------
1. To elect a Class Two director:
   (term expires in 2008)               D. James Guzy              17,553,391     623,736

2. To elect Class Three directors:
   (terms expire in 2009)               Marc O. Mayer              17,608,967     568,159
                                        Marshall C. Turner, Jr.    17,612,999     564,127


-------------------------------------------------------------------------------
44 o ACM MANAGED DOLLAR INCOME FUND


BOARD OF DIRECTORS


William H.Foulk, Jr.,(1) Chairman
Marc O.Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President & Independent Compliance Officer Paul J. DeNoon(2), Vice President
Gershon Distenfeld(2), Vice President
Mark A. Hamilton(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Administrator

Princeton Administrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Dividend Paying Agent, Transfer Agent and Registrar

ComputerShare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Independent Registered Public Accounting Firm

Ernst& Young LLP
5 Times Square
New York,NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Team. While all members of the team work jointly to determine the majority of the investment stategy including stock selection for the Fund, Messrs. Paul J. DeNoon, Gershon M. Distenfeld and Mark A. Hamilton, members of the Global Fixed Income Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund's portfolio.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements therein, is transmitted to the shareholders of ACMManaged Dollar Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications - As required, on April 20, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 45


ALLIANCEBERNSTEIN FAMILY OF FUNDS


------------------------------------------------------------
Wealth Strategies Funds
------------------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

------------------------------------------------------------
Blended Style Funds
------------------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

------------------------------------------------------------
Growth Funds
------------------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

------------------------------------------------------------
Value Funds
------------------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

------------------------------------------------------------
Taxable Bond Funds
------------------------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

------------------------------------------------------------
Municipal Bond Funds
------------------------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

------------------------------------------------------------
Intermediate Municipal Bond Funds
------------------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

------------------------------------------------------------
Closed-End Funds
------------------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

------------------------------------------------------------
Retirement Strategies Funds
------------------------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
46 o ACM MANAGED DOLLAR INCOME FUND


SUMMARY OF GENERAL INFORMATION


Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call ComputerShare Trust Company, N.A. at (800) 219-4218.


-------------------------------------------------------------------------------
ACM MANAGED DOLLAR INCOME FUND o 47


NOTES




-------------------------------------------------------------------------------
48 o ACM MANAGED DOLLAR INCOME FUND


Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.




ACM MANAGED DOLLAR INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


ACMV-0152-0306


ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (b) (1)     Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)     Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Managed Dollar Income Fund, Inc.

By:    /s/ Marc O. Mayer
       -------------------
       Marc O. Mayer
       President

Date:  May 29, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Marc O. Mayer
       -------------------
       Marc O. Mayer
       President

Date:  May 29, 2006


By:    /s/ Mark D. Gersten
       -------------------
       Mark D. Gersten
       Treasurer and Chief Financial Officer

Date:  May 29, 2006